SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    August 13, 2002

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other Jurisdiction of incorporation or organization)	(State or other Jurisdiction of incorporation or organization)

333-71397
(Commission File Number)

34-1750032	13-3733378
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio	44143
(Address of principal executive offices)	(Zip Code)

(216) 289-4939

(Registrants’ telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

ITEM 9. REGULATION FD DISCLOSURE

On August 13, 2002, the Co-Registrants filed their Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Co-Registrants have provided to the Securities and Exchange Commission the certifications required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002.

Such certifications are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 and each such certification is incorporated herein by reference.

Exhibits:

Exhibit No.	Description

99.1	Certification of Chief Executive Officer of TransDigm Inc.

99.2	Certification of Chief Financial Officer of TransDigm Inc.

99.3	Certification of Chief Executive Officer of TransDigm Holding Company

99.4	Certification of Chief Financial Officer of TransDigm Holding Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ GREGORY RUFUS
Gregory Rufus Chief Financial Officer

Date: August 13, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ GREGORY RUFUS
Gregory Rufus Chief Financial Officer

Date: August 13, 2002

Index of Exhibits

Exhibit No.	Description

99.1	Certification of Chief Executive Officer of TransDigm Inc.

99.2	Certification of Chief Financial Officer of TransDigm Inc.

99.3	Certification of Chief Executive Officer of TransDigm Holding Company

99.4	Certification of Chief Financial Officer of TransDigm Holding Company